Balance Sheets (USD $)	Sep. 30, 2013
Current Assets
Cash	$ 0
Total Current Assets	0
TOTAL ASSETS	0
Current Liabilities
Accounts Payable	500
Total Current Liabilities	500
TOTAL LIABILITIES	500
Stockholders’ Equity (Deficit)
Preferred Stock
Common Stock	1,000
Additional Paid in Capital	749
Deficit accumulated during development stage	(2,249)
Total Stockholders’ Equity (Deficit)	(500)
TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY (DEFICIT)	$ 0